UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	NMRK	NASDAQ Global Select Market

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2019, Newmark Group, Inc. (the “Registrant,” “we,” “us,” “Newmark,” or the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Except as indicated below, the information in this Item 2.02 and Exhibit 99.1 attached to this Current Report on Form 8-K are being furnished under Item 2.02 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing and as set forth below.

The press release contains non-GAAP financial measures that differ from the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP financial measures used by the Company include “Adjusted Earnings before noncontrolling interests and taxes”, which is used interchangeably with “pre-tax Adjusted Earnings”; “Post-tax Adjusted Earnings to fully diluted shareholders”, which is used interchangeably with “post-tax Adjusted Earnings”; “Adjusted EBITDA”; and “Liquidity”. These terms are defined later in this document.

Equity-based Compensation and Allocations of Net Income to Limited Partnership Units and FPUs

Newmark has changed the GAAP line item formerly known as “Allocations of net income and grant of exchangeability to limited partnership units and FPUs and issuance of common stock” to “Equity-based compensation and allocations of net income to limited partnership units and FPUs” in the Company’s condensed consolidated statements of operations. The change resulted in the reclassification of amortization charges related to equity-based awards such as REUs and RSUs from GAAP “Compensation and employee benefits” to “Equity-based compensation and allocations of net income to limited partnership units and FPUs”. This change in presentation had no impact on the Company’s GAAP “Total compensation and employee benefits” nor GAAP “Total expenses”. Certain reclassifications have been made to previously reported amounts to conform to the current presentation. These GAAP equity-based compensation charges reflect the following items:

*

Charges with respect to grants of exchangeability, which reflect the right of holders of limited partnership units with no capital accounts, such as LPUs and PSUs, to exchange these units into shares of common stock, or into partnership units with capital accounts, such as HDUs, as well as cash paid with respect to taxes withheld or expected to be owed by the unit holder upon such exchange. The withholding taxes related to the exchange of certain non-exchangeable units without a capital account into either common shares or units with a capital account may be funded by the redemption of preferred units such as PPSUs.

*

Charges with respect to preferred units. Any preferred units would not be included in the Company’s fully diluted share count because they cannot be made exchangeable into shares of common stock and are entitled only to a fixed distribution. Preferred units are granted in connection with the grant of certain limited partnership units that may be granted exchangeability at ratios designed to cover any withholding taxes expected to be paid by the unit holder upon exchange. This is an alternative to the common practice among public companies of issuing the gross amount of shares to employees, subject to cashless withholding of shares, to pay applicable withholding taxes.

*

GAAP equity-based compensation charges with respect to the grant of an offsetting amount of common stock or partnership units with capital accounts in connection with the redemption of non-exchangeable units, including PSUs and LPUs.

*	Charges related to amortization of RSUs and limited partnership units.
*	Charges related to grants of equity awards, including common stock or partnership units with capital accounts.

*	Allocations of net income to limited partnership units and FPUs. Such allocations represent the pro-rata portion of post-tax GAAP earnings available to such unit holders.

The Company’s Adjusted Earnings and Adjusted EBITDA measures exclude all GAAP charges included in the line item “Equity-based compensation and allocations of net income to limited partnership units and FPUs” (or “equity-based compensation” for purposes of defining the Company’s non-GAAP results) as recorded on the Company’s GAAP Consolidated Statements of Operations and GAAP Consolidated Statements of Cash Flows. Newmark had formerly excluded all charges related to the previous line item “Allocations of net income and grant of exchangeability to limited partnership units and FPUs and issuance of common stock.

Virtually all of Newmark’s key executives and producers have equity or partnership stakes in the Company and its subsidiaries and generally receive deferred equity or limited partnership units as part of their compensation. A significant percentage of Newmark’s fully diluted shares are owned by its executives, partners and employees. The Company issues limited partnership units as well as other forms of equity-based compensation, including grants of exchangeability into shares of common stock, to provide liquidity to its employees, to align the interests of its employees and management with those of common stockholders, to help motivate and retain key employees, and to encourage a collaborative culture that drives cross-selling and revenue growth.

All share equivalents that are part of the Company’s equity-based compensation program, including REUs, PSUs, LPUs, HDUs, and other units that may be made exchangeable into common stock, as well as RSUs (which are recorded using the treasury stock method), are included in the fully diluted share count when issued or at the beginning of the subsequent quarter after the date of grant. Generally, limited partnership units other than preferred units are expected to be paid a pro-rata distribution based on Newmark’s calculation of Adjusted Earnings per fully diluted share.

Other Items with Respect to Non-GAAP Results

Adjusted Earnings and Adjusted EBITDA calculations also exclude non-cash GAAP gains attributable to originated mortgage servicing rights (which Newmark refer to as “OMSRs”) and non-cash GAAP amortization of mortgage servicing rights (which the Company refers to as “MSRs”). Under GAAP, the Company recognizes OMSRs gains equal to the fair value of servicing rights retained on mortgage loans originated and sold. Subsequent to the initial recognition at fair value, MSRs are carried at the lower of amortized cost or fair value and amortized in proportion to the net servicing revenue expected to be earned. However, it is expected that any cash received with respect to these servicing rights, net of associated expenses, will increase Adjusted Earnings and Adjusted EBITDA in future periods.

In addition, Adjusted Earnings calculations exclude certain unusual, one-time, non-ordinary or non-recurring items, if any, as well as certain gains and charges with respect to acquisitions, dispositions, or resolutions of litigation. The Company views excluding such items as a better reflection of the ongoing operations of the Company.

Adjusted Earnings Defined

Newmark uses non-GAAP financial measures including, but not limited to, “pre-tax Adjusted Earnings” and “post-tax Adjusted Earnings”, which are supplemental measures of operating results that are used by management to evaluate the financial performance of the Company and its consolidated subsidiaries. Newmark believes that Adjusted Earnings best reflect the operating earnings generated by the Company on a consolidated basis and are the earnings which management considers when managing its business.

As compared with “Income (loss) from operations before income taxes” and “Net income (loss) from operations per fully diluted share”, all prepared in accordance with GAAP, Adjusted Earnings calculations primarily exclude certain non-cash items and other expenses that generally do not involve the receipt or outlay of cash by the Company and/or which do not dilute existing stockholders, as described below. In addition, Adjusted Earnings calculations exclude certain gains and charges that management believes do not best reflect the ordinary results of Newmark.

Adjustments Made to Calculate Pre-Tax Adjusted Earnings

Newmark defines pre-tax Adjusted Earnings as GAAP income (loss) from operations excluding items such as:

*	Net non-cash GAAP gains or losses related to OMSRs and MSRs;
*

The impact of any unrealized non-cash mark-to-market gains or losses on “Other income (loss)” related to the variable share forward agreements with respect to Newmark’s expected receipt of the Nasdaq payments in 2019, 2020, 2021, and 2022 (the “Nasdaq Forwards”);

*	Mark-to-market adjustments for cost basis investments under ASU 2016-01;
*	Non-cash GAAP asset impairment charges, if any;
*	Non-cash GAAP charges related to the amortization of intangibles with respect to acquisitions;
*	Unusual, one-time, non-ordinary, or non-recurring items; and
*	Equity-based compensation.

The amount of charges relating to equity-based compensation the Company uses to calculate pre-tax Adjusted Earnings on a quarterly basis is based upon the Company’s estimate of such expected charges during the annual period, as described further below under “Adjustments Made to Calculate Post-Tax Adjusted Earnings”.

Adjustments Made to Calculate Post-Tax Adjusted Earnings

Although Adjusted Earnings are calculated on a pre-tax basis, Newmark also reports post-tax Adjusted Earnings to fully diluted shareholders. The Company defines post-tax Adjusted Earnings to fully diluted shareholders as pre-tax Adjusted Earnings reduced by the non-GAAP tax provision described below and net income (loss) attributable to noncontrolling interest for Adjusted Earnings.

The Company calculates its tax provision for post-tax Adjusted Earnings using an annual estimate similar to how it accounts for its income tax provision under GAAP. To calculate the quarterly tax provision under GAAP, Newmark estimates its full fiscal year GAAP income (loss) from operations before income taxes and noncontrolling interests in subsidiaries and the expected inclusions and deductions for income tax purposes, including expected equity-based compensation during the annual period. The resulting annualized tax rate is applied to Newmark’s quarterly GAAP income (loss) from operations before income taxes and noncontrolling interests in subsidiaries. At the end of the annual period, the Company updates its estimate to reflect the actual tax amounts owed for the period.

To determine the non-GAAP tax provision, Newmark first adjusts pre-tax Adjusted Earnings by recognizing any, and only, amounts for which a tax deduction applies under applicable law. The amounts include charges with respect to equity-based compensation; certain charges related to employee loan forgiveness; certain net operating loss carryforwards when taken for statutory purposes; and certain charges related to tax goodwill amortization. These adjustments may also reflect timing and measurement differences, including treatment of employee loans; changes in the value of units between the dates of grants of exchangeability and the date of actual unit exchange; variations in the value of certain deferred tax assets; and liabilities and the different timing of permitted deductions for tax under GAAP and statutory tax requirements.

After application of these adjustments, the result is the Company’s taxable income for its pre-tax Adjusted Earnings, to which Newmark then applies the statutory tax rates to determine its non-GAAP tax provision. Newmark views the effective tax rate on pre-tax Adjusted Earnings as equal to the amount of its non-GAAP tax provision divided by the amount of pre-tax Adjusted Earnings.

Generally, the most significant factor affecting this non-GAAP tax provision is the amount of charges relating to equity-based compensation. Because the charges relating to equity-based compensation are deductible in accordance with applicable tax laws, increases in such charges have the effect of lowering the Company’s non-GAAP effective tax rate and thereby increasing its post-tax Adjusted Earnings.

Management uses Adjusted Earnings in part to help it evaluate, among other things, the overall performance of the Company’s business, to make decisions with respect to the Company’s operations, and to determine the amount of dividends payable to common stockholders and distributions payable to holders of limited partnership units.

Newmark incurs income tax expenses based on the location, legal structure and jurisdictional taxing authorities of each of its subsidiaries. Certain of the Company’s entities are taxed as U.S. partnerships and are subject to the Unincorporated Business Tax (“UBT”) in New York City. Any U.S. federal and state income tax liability or benefit related to the partnership income or loss, with the exception of UBT, rests with the unit holders rather than with the partnership entity. The Company’s consolidated financial statements include U.S. federal, state and local income taxes on the Company’s allocable share of the U.S. results of operations. Outside of the U.S., Newmark is expected to operate principally through subsidiary corporations subject to local income taxes. For these reasons, taxes for Adjusted Earnings are expected to be presented to show the tax provision the consolidated Company would expect to pay if 100 percent of earnings were taxed at global corporate rates.

Calculations of Post-Tax Adjusted Earnings per Share

Newmark’s Post-tax Adjusted Earnings per share calculations assume either that:

*	The fully diluted share count includes the shares related to any dilutive instruments, but excludes the associated expense, net of tax, when the impact would be dilutive; or
*	The fully diluted share count excludes the shares related to these instruments, but includes the associated expense, net of tax.

The share count for Adjusted Earnings excludes certain shares and share equivalents expected to be issued in future periods but not yet eligible to receive dividends and/or distributions. Each quarter, the dividend payable to Newmark’s stockholders, if any, is expected to be determined by the Company’s Board of Directors with reference to a number of factors, including post-tax Adjusted Earnings per share. Newmark may also pay a pro-rata distribution of net income to limited partnership units, as well as to Cantor for its noncontrolling interest. The amount of this net income, and therefore of these payments per unit, would be determined using the above definition of Adjusted Earnings per share on a pre-tax basis.

The declaration, payment, timing and amount of any future dividends payable by the Company will be at the discretion of its Board of Directors using the fully diluted share count. In addition, the non-cash preferred dividends are excluded from Adjusted Earnings per share as Newmark expects to redeem the related EPUs with Nasdaq shares.

Other Matters with Respect to Adjusted Earnings

The term “Adjusted Earnings” should not be considered in isolation or as an alternative to GAAP net income (loss). The Company views Adjusted Earnings as a metric that is not indicative of liquidity, or the cash available to fund its operations, but rather as a performance measure. Pre- and post-tax Adjusted Earnings, as well as related measures, are not intended to replace the Company’s presentation of its GAAP financial results. However, management believes that these measures help provide investors with a clearer understanding of Newmark’s financial performance and offer useful information to both management and investors regarding certain financial and business trends related to the Company’s financial condition and results of operations. Management believes that the GAAP and Adjusted Earnings measures of financial performance should be considered together.

For more information regarding Adjusted Earnings, see the certain sections and tables of Exhibit 99.1 to this Current Report on Form 8-K and/or the Company’s most recent financial results press release in which Newmark’s non-GAAP results are reconciled to those under GAAP.

Adjusted EBITDA Defined

Newmark also provides an additional non-GAAP financial performance measure, “Adjusted EBITDA”, which it defines as GAAP “Net income (loss) available to common stockholders”, adjusted to add back the following items:

*	Interest expense;
*	Provision (benefit) for income taxes;
*	Fixed asset depreciation and intangible asset amortization;
*	Impairment charges;
*	Net income (loss) attributable to noncontrolling interest;
*	Equity-based compensation;
*	Net non-cash GAAP gains or losses related to OMSRs and MSRs;
*

The impact of any unrealized non-cash mark-to-market gains or losses on “other income (loss)” related to the variable share forward agreements with respect to Newmark’s expected receipt of the Nasdaq payments in 2019, 2020, 2021, and 2022 (the “Nasdaq Forwards”); and

*	Mark-to-market adjustments for cost basis investments under ASU 2016-01.

The Company’s management believes that its Adjusted EBITDA measure is useful in evaluating Newmark’s operating performance, because the calculation of this measure generally eliminates the effects of financing and income taxes and the accounting effects of capital spending and acquisitions, which would include impairment charges of goodwill and intangibles created from acquisitions. Such items may vary for different companies for reasons unrelated to overall operating performance. As a result, the Company’s management uses this measure to evaluate operating performance and for other discretionary purposes. Newmark believes that Adjusted EBITDA is useful to investors to assist them in getting a more complete picture of the Company’s financial results and operations.

Since Newmark’s Adjusted EBITDA is not a recognized measurement under GAAP, investors should use this measure in addition to GAAP measures of net income when analyzing Newmark’s operating performance. Because not all companies use identical EBITDA calculations, the Company’s presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Furthermore, Adjusted EBITDA is not intended to be a measure of free cash flow or GAAP cash flow from operations because the Company’s Adjusted EBITDA does not consider certain cash requirements, such as tax and debt service payments.

For more information regarding Adjusted EBITDA, see the certain sections and tables of Exhibit 99.1 to this Current Report on Form 8-K and/or the Company’s most recent financial results press release in which Newmark’s non-GAAP results are reconciled to those under GAAP.

Outlook for Non-GAAP Items

Newmark anticipates providing forward-looking guidance for GAAP revenues and for certain non-GAAP measures from time to time. However, the Company does not anticipate providing an outlook for other GAAP results. This is because certain GAAP items, which are excluded from Adjusted Earnings and/or Adjusted EBITDA, are difficult to forecast with precision before the end of each period. The Company therefore believes that it is not possible for it to have the required information necessary to forecast GAAP results or to quantitatively reconcile GAAP forecasts to non-GAAP forecasts with sufficient precision without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The relevant items that are difficult to predict on a quarterly and/or annual basis with precision and may materially impact the Company’s GAAP results include, but are not limited, to the following:

*	Certain equity-based compensation charges that may be determined at the discretion of management throughout and up to the period-end;
*	Unusual, one-time, non-ordinary, or non-recurring items;

*

The impact of gains or losses on certain marketable securities, as well as any gains or losses related to associated mark-to- market movements and/or hedging including with respect to the Nasdaq Forwards. These items are calculated using period-end closing prices;

*	Non-cash asset impairment charges, which are calculated and analyzed based on the period-end values of the underlying assets. These amounts may not be known until after period-end;
*	Acquisitions, dispositions and/or resolutions of litigation, which are fluid and unpredictable in nature.

Liquidity Defined

Newmark may also use a non-GAAP measure called “liquidity”. The Company considers liquidity to be comprised of the sum of cash and cash equivalents plus marketable securities that have not been financed, reverse repurchase agreements, and securities owned, less securities loaned and repurchase agreements. The Company considers this an important metric for determining the amount of cash that is available or that could be readily available to the Company on short notice.

The information set forth under the heading “Dividend Information” set forth in Exhibit 99.1 to this Current Report on Form 8-K is being filed under Item 2.02 of Form 8-K and shall be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing. All other information set forth in Exhibit 99.1 is being furnished.

Discussion of Forward-Looking Statements about Newmark

Statements in this document and the attached press release regarding Newmark that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. Except as required by law, Newmark undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see Newmark’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Statements set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Statements contained in subsequent Forms 10-K, Forms 10-Q or Forms 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Newmark Group, Inc. press release dated May 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: May 9, 2019	By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman

[Signature Page to Form 8-K, dated May 9, 2019, regarding Newmark Group, Inc.’s first quarter 2019 Earnings Release]